                             LETTER OF TRANSMITTAL
                                      FOR
            13 1/2% REDEEMABLE EXCHANGEABLE PREFERRED STOCK DUE 2009
                                       OF
                         INTERMEDIA COMMUNICATIONS INC.

                  PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF
   ALL OUTSTANDING 13 1/2% SERIES A REDEEMABLE EXCHANGEABLE PREFERRED STOCK
                                   DUE 2009
                                      FOR
       13 1/2% SERIES B REDEEMABLE EXCHANGEABLE PREFERRED STOCK DUE 2009
               PURSUANT TO THE PROSPECTUS DATED            , 1997

--------------------------------------------------------------------------------
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
        ON           , 1997, UNLESS EXTENDED, TENDERS OF OLD PREFERRED
       SHARES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK
         CITY TIME, ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.
-----------------------------------------------------------------------------

                        TO:  EXCHANGE AGENT

By Mail, Hand or Overnight Courier:                  By Facsimile:
Continental Stock Transfer                           (212) 509-5150
  & Trust Company
2 Broadway                                           Confirm by Telephone:
New York, New York 10004                             (212) 509-4000, X535
Attn: Reorganization Department

     Delivery of this Letter of Transmittal to an address, or transmission via telegram, telex or facsimile, other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW PREFERRED SHARES FOR THEIR OLD PREFERRED SHARES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD PREFERRED SHARES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     By execution hereof, the undersigned acknowledges receipt of the Prospectus (the "Prospectus"), dated , 1997, of Intermedia Communications Inc. (the "Issuer"), which, together with this Letter of Transmittal and the Instructions hereto (the "Letter of Transmittal"), constitute the Issuer's offer (the "Exchange Offer") to exchange one share of its 13 1/2% Series B Redeemable Exchangeable Preferred Stock due 2009, liquidation preference $10,000 per share/1/ (collectively, the "New Preferred Shares"), that has been registered under the Securities

---------------------------
/1/ The Issuer has submitted to its stockholders a proposal (the "Proposal") to effect a 1 for 10 split of its New Preferred Shares. Holders of record of the Issuer's Common Stock, par value $.01 per share, and Old Preferred Shares on April 1, 1997 (the "Record Date") are entitled to vote on the Proposal at the Issuer's annual meeting of stockholders to be held on May 22, 1997 (the "Annual Meeting"). As of the Record Date, no New Preferred Shares were issued and outstanding. If the Proposal is approved prior to the consummation of the Exchange Offer, each Holder tendering Old Preferred Shares will receive 10 New Preferred Shares, $1,000 liquidation preference per share, for each Old Preferred Share tendered. If the Proposal is not approved by the stockholders or if the Annual Meeting has not yet taken place when the Exchange Offer is consummated, each Holder tendering Old Preferred Shares will receive one New Preferred Share, $10,000 liquidation preference per share, for each Old Preferred Share tendered. If the Proposal is approved after the consummation of the Exchange Offer, upon the approval of the Proposal by the stockholders at the Annual Meeting, each outstanding New Preferred Share, liquidation preference $10,000 per share, will be reclassified as 10 New Preferred Shares, liquidation preference $1,000 per share.

Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for each share of its outstanding 13 1/2% Series A Redeemable Exchangeable Preferred Stock due 2009, liquidation preference $10,000 per share (the "Old Preferred Shares"), upon the terms and subject to the conditions set forth in the Prospectus.

     The Issuer has not entered into any arrangement or understanding with any person to distribute the New Preferred Shares to be received in the Exchange Offer and to the best of the Company's information and belief, each person participating in the Exchange Offer is acquiring the New Preferred Shares in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Preferred Shares to be received in the Exchange Offer.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Preferred Shares are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Preferred Shares is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Preferred Shares" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Preferred Shares (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Preferred Shares is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer-Procedures for Tendering Old Preferred Shares." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Old Preferred Shares are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered Holder or (ii) whose Old Preferred Shares are held of record by DTC who desires to deliver such Old Preferred Shares by book entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Preferred Shares must complete this Letter of Transmittal in its entirety.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD PREFERRED SHARES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

     List below the Old Preferred Shares to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and liquidation preferences on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of fractional shares of Old Preferred Shares will not be accepted.

---------------------------------------------------------------------------------------------------
                                DESCRIPTION OF OLD PREFERRED SHARES
---------------------------------------------------------------------------------------------------
                                                      CERTIFICATE                AGGREGATE
                                                      NUMBER(S)*                   NUMBER
                                                    (ATTACH SIGNED          OF OLD PREFERRED SHARES
NAMES(S) AND ADDRESS(ES) OF HOLDER(S)                   LIST IF                TENDERED (IF LESS
     (PLEASE FILL IN, IF BLANK)                       NECESSARY)                  THAN ALL)**
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
TOTAL LIQUIDATION PREFERENCE OF OLD PREFERRED SHARES
---------------------------------------------------------------------------------------------------
*   NEED NOT BE COMPLETED BY HOLDERS TENDERING BY BOOK-ENTRY TRANSFER.
**  NEED NOT BE COMPLETED BY HOLDERS WHO WISH TO TENDER WITH RESPECT TO ALL OLD PREFERRED SHARES
    LISTED.  SEE INSTRUCTION 2.
---------------------------------------------------------------------------------------------------

                                       3

[_] CHECK HERE IF TENDERED OLD PREFERRED SHARES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: __________________________________________
     DTC Book-Entry Account No.: _____________________________________________
     Transaction Code No.: ___________________________________________________

     If Holders desire to tender Old Preferred Shares pursuant to the Exchange Offer and (i) certificates representing such Old Preferred Shares are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Preferred Shares or other required documents to reach the Exchange Agent prior to the Expiration Date or
(iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Preferred Shares in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer-Procedures for Tendering Old Preferred Shares."


[_] CHECK HERE IF TENDERED OLD PREFERRED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Holder(s) of Old Preferred Shares: _________________________ Window Ticket No. (if any): ___________________________________________
     Date of Execution of Notice of Guaranteed Delivery: ___________________ Name of Eligible Institution that Guaranteed Delivery: ________________ DTC Book-Entry Account No.: ___________________________________________
     If Delivered by Book-Entry Transfer,
     Name of Tendering Institution: ________________________________________
     Transaction Code No.: _________________________________________________


[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name: _________________________________________________________________
     Address: ______________________________________________________________
     _______________________________________________________________________

LADIES AND GENTLEMEN:

          Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Issuer the number of Old Preferred Shares indicated above. Subject to and effective upon the acceptance for exchange of the number of Old Preferred Shares tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Preferred Shares tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Preferred Shares with full power of substitution to (i) deliver certificates for such Old Preferred Shares to the Issuer, or transfer ownership of such Old Preferred Shares on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer and (ii) present such Old Preferred Shares for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Preferred Shares, all in accordance with the terms of the

Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

          The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Preferred Shares tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Issuer. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the New Preferred Shares issued in exchange for the Old Preferred Shares pursuant to the Exchange Offer may he offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Preferred Shares are acquired in the ordinary course of such holders' business and such holders have no arrangement with any Person to participate in the distribution of such New Preferred Shares. The undersigned acknowledges that if he or she is participating in the Exchange Offer for the purpose of distributing the New Preferred Shares, the undersigned must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Preferred Shares. If the undersigned is a broker-dealer that will receive New Preferred Shares for its own account in exchange for Old Preferred Shares, the undersigned represents that such Old Preferred Shares were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Preferred Shares; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          The undersigned represents that (i) the New Preferred Shares acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such Holder's business, (ii) such Holder has no arrangements with any person to participate in the distribution of such New Preferred Shares and (iii) such Holder is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Issuer or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

          The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to he necessary or desirable to complete the assignment and transfer of the Old Preferred Shares tendered hereby.

          For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Preferred Shares when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent. If any tendered Old Preferred Shares are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Preferred Shares will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

          All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

          The undersigned understands that tenders of Old Preferred Shares pursuant to the procedures described under the caption "The Exchange Offer-Procedures for Tendering Old Preferred Shares" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

   Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Preferred Shares issued in exchange for the Old Preferred Shares accepted for exchange and return any Old Preferred Shares not tendered or not exchanged, in the name(s) of the undersigned (or in either such event, in the case of Old Preferred Shares tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Preferred Shares issued in exchange for the Old Preferred Shares accepted for exchange and any certificates for Old Preferred Shares not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Preferred Shares issued in exchange for the Old Preferred Shares accepted for exchange and return any Old Preferred Shares not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Preferred Shares from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Preferred Shares so tendered.

------------------------------------------------------------------------------

                               PLEASE SIGN HERE

 (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD PREFERRED SHARES REGARDLESS
   OF WHETHER OLD PREFERRED SHARES ARE BEING PHYSICALLY DELIVERED HEREWITH)


     This Letter of Transmittal must be signed by the Holder(s) of Old Preferred Shares exactly as their name(s) appear(s) on certificate(s) for Old Preferred Shares or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Preferred Shares, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Issuer of such person's authority to so act. See Instruction 3 herein.

     If the signature appearing below is not of the registered Holder(s) of the Old Preferred Shares, then the registered Holder(s) must sign a valid proxy.

X_______________________________________  Date:_______________________________

X_______________________________________  Date:_______________________________
        SIGNATURE(S) OF HOLDER(S) OR
            AUTHORIZED SIGNATORY

Names(s):_______________________________    Address:__________________________

         _______________________________            __________________________
               (Please Print)                          (Including Zip Code)

Capacity:________________________________  Area Code and Telephone No.:_______

Social Security No.:_____________________

                SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
       CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION


------------------------------------------------------------------------------
            (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)


------------------------------------------------------------------------------
   (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE)
                                   OF FIRM)


------------------------------------------------------------------------------
                            (AUTHORIZED SIGNATURE)


------------------------------------------------------------------------------
                                (PRINTED NAME)


------------------------------------------------------------------------------
                                    (TITLE)


Date:_________________________

------------------------------------------------------------------------------

------------------------------------------------------------------------------
-
                         SPECIAL ISSUANCE INSTRUCTIONS
                       (See Instructions 3 and 4 herein)

   To be completed ONLY if certificates for the number of Old Preferred Shares not tendered are to be issued in the name of, or the New Preferred Shares issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Old Preferred Shares" within this Letter of Transmittal, or if Old Preferred Shares tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC.

Name:..........................................................................
                                (Please Print)

Address:.......................................................................
                                (Please Print)

 ...............................................................................
                                   Zip Code

 ...............................................................................
               Taxpayer Identification or Social Security Number



-------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 3 and 4 herein)

   To be completed ONLY if certificates for Old Preferred Shares not tendered or not accepted for purchase or the New Preferred Shares issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Old Preferred Shares" within this Letter of Transmittal.



Name:..........................................................................
                                (Please Print)

Address:.......................................................................
                                (Please Print)

 ...............................................................................
                                   Zip Code

 ...............................................................................
               Taxpayer Identification or Social Security Number

-------------------------------------------------------------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD PREFERRED SHARES. The certificates for the tendered Old Preferred Shares (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Old Preferred Shares delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at
its address set forth herein prior to 5:00 p.m., New York City time, on        ,
1997, unless extended (the "Expiration Date"). The method of delivery of the tendered Old Preferred Shares, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Preferred Shares should be sent to the Issuer.

     Holders who wish to tender their Old Preferred Shares and (i) whose Old Preferred Shares are not immediately available or (ii) who cannot deliver their Old Preferred Shares, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Preferred Shares and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Preferred Shares, the certificate number or numbers of such Old Preferred Shares and the number of and liquidation preference of Old Preferred Shares tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Preferred Shares (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Preferred Shares in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures." Any Holder of Old Preferred Shares who wishes to tender his Old Preferred Shares pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Preferred Shares will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Preferred Shares not properly tendered or any Old Preferred Shares the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Preferred Shares. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Preferred Shares must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Preferred Shares, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Preferred Shares will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Preferred Shares received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Preferred Shares, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. PARTIAL TENDERS. Tenders of Old Preferred Shares will be not be accepted of fractional Old Preferred Shares. If less than the entire aggregate liquidation preference and number of Old Preferred Shares is tendered, the tendering Holders should fill in the liquidation preference and number of Old Preferred Shares tendered in the third column of the chart entitled "Description of Old Preferred Shares." The entire liquidation preference and number of Old Preferred Shares delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire liquidation preference and number of all Old Preferred Shares is not tendered, such number of Old Preferred Shares not tendered and a certificate or certificates representing New Preferred Shares issued in exchange of any Old Preferred Shares accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Preferred Shares are accepted for exchange.

     3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Preferred Shares tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Preferred Shares without alteration, enlargement or any change whatsoever.

     If this letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Preferred Shares tendered and the certificate(s) for New Preferred Shares issued in exchange therefor is to be issued (or any untendered number of Old Preferred Shares is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Preferred Shares, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Preferred Shares tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Old Preferred Shares listed, such Old Preferred Shares must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Old Preferred Shares.

     If this Letter of Transmittal (or facsimile hereof) or any Old Preferred Shares or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Issuer, evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Old Preferred Shares or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal (or facsimile hereof) must he guaranteed by an Eligible Institution unless the Old Preferred Shares tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Preferred Shares) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Preferred Shares or substitute Old Preferred Shares for such number of Old Preferred Shares not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Preferred Shares through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     5. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Preferred Shares pursuant to the Exchange Offer. If, however, certificates representing New Preferred Shares or Old Preferred Shares for shares not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Preferred Shares tendered hereby, or if tendered Old Preferred Shares are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Preferred Shares pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Preferred Shares listed in this Letter of Transmittal.

     6. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Preferred Shares tendered.

     7. MUTILATED, LOST, STOLEN OR DESTROYED OLD PREFERRED SHARES. Any tendering Holder whose Old Preferred Shares have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.


                         (DO NOT WRITE IN SPACE BELOW)

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   Certificate Surrendered        Old Preferred Shares Tendered       Old Preferred Shares Accepted
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
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 Delivery Prepared by ___________________      Checked by ___________________       Date __________
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                                                                11